--------------------------------------------------------------------------------


                               [Graphic Omitted]
                                      The
                                     IRISH
                                Investment Fund
















                               Semi-Annual Report
                     For the Six Months Ended April 30, 1999


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Chairman's Letter
                              -----------------

 Dear Stockholder,

     The Irish equity market increased by 1.2% in euro currency terms over the quarter to April 30, 1999. The strength of the U.S. dollar against the euro translated this gain into a decline of -5.8% in dollar terms. Over the same period, the net asset value ("NAV") of the Irish Investment Fund, Inc. (the "Fund") decreased from $22.72 to $22.17, which equates to a decline of -2.4% over the quarter.

     ECONOMIC REVIEW

     While many international and European economies remain trapped in a period of relatively slow growth, the Irish economy continues to experience strong economic conditions. The Irish Central Bank is forecasting that the Irish economy will grow by 6.5% in 1999, following a growth rate of 8.25% in 1998. Irish consumers are benefiting from lower European interest rates, which were reduced by 0.5% to 2.5% in April 1999. Retail sales volumes in the first three months of 1999 have increased by an average of 10.7% over 1998 levels. This data was positively impacted by buoyant car sales, which have increased by 25.0% in the first four months of 1999. The Irish government has been one of the key beneficiaries of economic buoyancy with tax receipts increasing by 15.5% over the first five months of 1999, which is well ahead of the budgeted increase of 7.5%. Given this revenue buoyancy, the government should comfortably achieve its 1999 budget surplus target of 1.7% of GDP.

     The recently released Quarterly National Household Survey, which relates to the period ended December 1998, highlights the dramatic change in the Irish labor market over the past five years. Total employment in the Irish economy in 1998 increased by 72,400, which represents an increase of 5.0%. Indeed, between April 1993 and the end of 1998, the total number of people at work rose by 342,000, which has resulted in the unemployment rate decreasing from 15.9% in April 1993 to a level of 6.76% in May 1999.

     It is clear that six years of rapid economic expansion has used up a large part of the country's labor surplus capacity. Nevertheless, it is estimated that Ireland's unique demographics will actually result in further labor force growth of approximately 1.5% to 2.0% per annum over the next five years.

     The infrastructure of the economy, particularly transport and housing, has also come under increasing strain due to recent growth levels. However, buoyant government finances and receipts from privatizations of State companies will allow significant investment in these areas over the coming years. This should help to ensure continued growth in the overall economy, albeit at lower levels than that experienced in recent years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     EQUITY MARKET REVIEW

     As previously mentioned, the Irish Equity market increased by 1.2% over the quarter. A comparison with major international markets is shown below.

                                               Local
                                             Currency            U.S. $
                                             --------            ------
 Irish Equities                               + 1.2%             - 5.8%
 U.S. Equities                                + 4.3%             + 4.3%
 U.K. Equities                                +12.3%             +10.1%
 Japanese Equities                            +15.2%             +12.2%
 Europe ex UK Equities                        + 5.6%             + 5.6%
 German Equities                              + 8.4%             + 0.7%
 French Equities                              + 3.6%             - 3.5%
 Dutch Equities                               +11.9%             + 4.2%

 The key feature of Irish equities over the quarter under review was the weak performance by financial stocks, which represents a large part of the Irish market, driven by weak international bond markets and profit-taking following strong price performance during the previous quarter. Many Irish companies held by the Fund delivered solid financial results for 1998 - consider the following table.

                                               % Change in        % Dividend
                                               Earnings per         Increase
 Company            Industry                   Share 1998            1999
 -------            --------                   ----------         ----------
 AIB                Banking                      +33.0%             +19.8%
 CRH                Building Materials           +24.2%             +12.3%
 Kerry Group        Food                         +21.9%             + 9.0%
 Hibernian          Insurance                    +34.1%             +21.3%
 Jurys              Hotels                       +23.0%             +33.0%

     Despite excellent financial results, AIB (-10.8% over quarter) suffered from profit taking. In 1998 the bank delivered a return on shareholder's equity of 27.0%, which highlights that the bank is among the most profitable in Europe.

     A recovery in cyclical stocks on a global basis benefited both CRH (+28.1% in quarter) and Smurfit (+71.2%). Smurfit is benefiting from signs of improved pricing in the paper sector and recovery after oversold levels. Waterford Wedgwood (+24.3%) had struggled in 1998, but has been impacted positively by signs of recovery in Asia and stabilization in the Japanese economy.

     Jurys Hotel Group (+36.2%) completed the acquisition of the Doyle Hotel chain for 314 million euros, which substantially increases the scale of the company to over 5,000 rooms. The deal gives the company a dominant position in the Irish market, particularly in the Dublin market.

     Iona Technologies (-62.1%) announced a profit shortfall as orders for the company's software were lower than anticipated. This was particularly disappointing given the strong performance of the stock over the previous quarter, but not atypical of the volatility in the high-technology sector. The company believes that the underlying market for its software remains robust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     CURRENT OUTLOOK

     On a global basis, equity markets are struggling to make significant upward progress following the strong performance in 1998, relatively high valuations, and concerns over rising US interest rates.

     Irish companies continue to deliver solid earnings growth and are benefiting from the low European interest-rate environment. Consequently, we believe Irish equities are attractively priced at a 16.6x price to earnings ratio for 1999 and a dividend yield of 1.8%. The Fund retains its fully invested position.

    Sincerely,
/s/ Peter Hooper
    Peter Hooper
    Chairman of the Board

    June 1, 1999





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Statement of Net Assets (unaudited)
                     -----------------------------------

    April 30, 1999                              Shares          Value (Note A)
--------------------------------------------------------------------------------
  IRISH COMMON STOCKS (96.77%)
--------------------------------------------------------------------------------
    Abbey                                      698,600      U.S. $  3,321,633
    Adare Printing                             320,000              2,214,633
    Allied Irish Banks                       1,567,688             25,343,212
    Boxmore International                      393,000                979,975
    Clondalkin                                 268,850              1,945,858
    CRH                                        808,036             15,922,825
    DCC                                        400,000              3,592,440
    FBD Holdings                               260,000              1,346,108
    Fyffes                                   1,635,000              3,714,213
    Glanbia                                  1,153,610              2,254,973
    Green Property                             757,143              4,879,983
    Greencore                                  542,568              2,063,798
    Hibernian                                  300,000              2,504,142
    Horizon Technology*+                       897,436                939,124
    ICON - ADR*                                 85,000              1,338,750
    Independent Newspapers                     309,999              1,523,084
    IONA Technologies - ADR*                   139,300              2,368,100
    Irish Life & Permanent                     504,506              4,531,019
    I.W.P., International                      639,886              1,487,428
    Jury's Hotel                               691,792              6,505,432
    Kerry Group, Series A                      465,000              6,107,095
    Kingspan                                   550,000              1,627,164
    Smurfit Group                            2,035,840              5,549,757
    United Drug                                287,500              1,944,144
    Waterford Wedgewood                      3,565,739              3,466,155

  TOTAL IRISH COMMON STOCKS
             (Cost U.S. $55,556,798)                              107,471,045

--------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCKS (1.86%)
--------------------------------------------------------------------------------
    BCO Technologies*                          535,700                529,995
    Galen Holdings                             200,000              1,536,308

  TOTAL UNITED KINGDOM COMMON STOCKS
             (Cost U.S. $1,749,942)                                 2,066,303

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
--------------------------------------------------------------------------------
    (Cost U.S. $57,306,740#)                                U.S. $109,537,348

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

    April 30, 1999                              Face Value       Value (Note A)
--------------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT (0.84%)
--------------------------------------------------------------------------------
    (Interest Bearing)
    British Pound Sterling                Brt Pd    44,676   U.S. $     71,871
    Euro                                  EUR      815,499             861,656
  TOTAL FOREIGN CURRENCY ON DEPOSIT
    (Cost U.S. $937,739)                                               933,527

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.47%)
--------------------------------------------------------------------------------
    (Cost U.S. $58,244,479)                                        110,470,875

--------------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (0.53%)
--------------------------------------------------------------------------------
    Cash                                                               720,139
    Dividends and Interest Receivable                                  161,077
    Investment Advisory Fee Payable (Note B)                          (134,625)
    Consulting Fee Payable (Note B)                                    (27,575)
    Administration Fee Payable (Note B)                                (36,922)
    Other Liabilities                                                  (95,298)
                                                                  ------------
                                                                       586,796

--------------------------------------------------------------------------------
  NET ASSETS (100.00%)
--------------------------------------------------------------------------------

    Applicable to 5,009,000 outstanding
      U.S. $.01 par value shares
      (authorized 20,000,000 shares)                         U.S. $111,057,671

--------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

             (U.S. $111,057,671 / 5,009,000)                 U.S. $      22.17
                                                                         =====
--------------------------------------------------------------------------------
# Aggregate cost for U.S. Federal income tax purposes.
* Non-income producing security.
+ Private placement security (Note G).
  ADR - Denominated in U.S. dollars.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Value (Note A)
--------------------------------------------------------------------------------
  AT APRIL 30, 1999 NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

    Common Stock, U.S. $.01 Par Value --
    Authorized 20,000,000 Shares;

    Issued and Outstanding 5,009,000 Shares                  U.S. $     50,090
    Capital Surplus                                                 54,171,460
    Undistributed Net Investment Income                                614,929
    Accumulated Net Realized Gain                                    4,004,454
    Unrealized Appreciation of Securities, Forward
      Foreign Currency Contracts, Foreign Currency and
      Net Other Assets                                              52,216,738

--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                           U.S. $111,057,671
--------------------------------------------------------------------------------

            See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Statement of Operations
                           -----------------------

                                                    For the Six Months Ended
                                                    April 30, 1999 (unaudited)
--------------------------------------------------------------------------------
  INVESTMENT INCOME
--------------------------------------------------------------------------------
    Dividends (Net of Withholding Taxes of U.S. $540)          U.S. $1,322,649
    Interest                                                            35,146
--------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                            1,357,795
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  EXPENSES
--------------------------------------------------------------------------------

    Investment Advisory Fee (Note B)       U.S. $  402,680
    Consulting Fee (Note B)                         87,461
    Administration Fee (Note B)                    113,358
    Custodian Fees (Note B)                         25,488
    Directors' Fees and Expenses (Note C)           26,531
    Legal and Audit Fees                            17,971
    Other                                           69,377

--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       742,866
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                614,929
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE D)
--------------------------------------------------------------------------------

    Realized Gain/(Loss) on:
      Securities Transactions                    3,857,180
      Forward Foreign Currency Contracts           476,550
      Foreign Currency Transactions               (325,110)
                                                ----------
    Net Realized Gain on Investments
      During the Period                                              4,008,620
                                                                    ----------
    Net Change in Unrealized Appreciation of:
      Securities                                 5,589,155
      Forward Foreign Currency Contracts          (476,550)
      Foreign Currency and Net Other Assets         36,673
                                                ----------
    Net Unrealized Appreciation of Investments
      During the Period                                              5,149,278
                                                                    ----------

--------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    9,157,898
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                            U.S. $9,772,827
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Statement of Changes in Net Assets
                      ----------------------------------

                                   Six Months Ended
                                     April 30, 1999              Year Ended
                                        (unaudited)        October 31, 1998

Net Investment Income             U.S. $    614,929       U.S. $    372,446
    Net Realized Gain on Investments      4,008,620               5,020,613
    Net Unrealized Appreciation
      of Investments                      5,149,278               5,347,786
                                       ------------            ------------
    Net Increase in Net Assets
      Resulting from Operations           9,772,827              10,740,845
    Distributions to Shareholders
    from:
      Net Investment Income                    --                  (330,594)
      Net Realized Gains                 (5,720,278)             (3,526,343)
                                       ------------            ------------
    Net Increase in Net Assets            4,052,549               6,883,908

--------------------------------------------------------------------------------
  NET ASSETS
--------------------------------------------------------------------------------

    Beginning of Period                 107,005,122             100,121,214
                                       ------------            ------------
    End of Period (Including
      Undistributed Net Investment
      Income of $614,929 and $0 at
      April 30, 1999 and October
      31, 1998, respectively)     U.S. $111,057,671       U.S. $107,005,122
                                       ============            ============

    See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                        Financial Highlights
                                                        --------------------

For a Fund share outstanding throughout each period.
                                Six Months Ended                                Year Ended October 31,
                                  April 30, 1999      ----------------------------------------------------------------------------
                                     (Unaudited)             1998+            1997+           1996            1995            1994
Net Asset Value,
 Beginning of Period                U.S. $21.36       U.S. $19.99      U.S. $16.90     U.S. $13.61     U.S. $10.94     U.S. $ 9.54
                                    -----------       -----------      -----------     -----------     -----------     -----------
Net Investment Income                      0.12              0.07             0.14            0.14            0.11            0.10
Net Realized and Unrealized Gain
 on Investments                            1.83              2.07             3.53            3.42            2.67            1.37
                                    -----------       -----------      -----------     -----------     -----------     -----------
Net Increase in Net Assets
 Resulting from Investment
 Operations                                1.95              2.14             3.67            3.56            2.78            1.47
Distributions to Shareholders
 from:
 Net Investment Income                     --               (0.07)           (0.22)          (0.14)          (0.11)          (0.07)
 Net Realized Gains                       (1.14)            (0.70)           (0.36)          (0.13)           --              --
                                    -----------       -----------      -----------     -----------     -----------     -----------
  Total from Distributions                (1.14)            (0.77)           (0.58)          (0.27)          (0.11)          (0.07)
                                    -----------       -----------      -----------     -----------     -----------     -----------
Net Asset Value,
 End of Period                      U.S. $22.17       U.S. $21.36      U.S. $19.99     U.S. $16.90     U.S. $13.61     U.S. $10.94
                                         ======            ======           ======          ======          ======          ======
Share Price, End of Period          U.S. $18.25       U.S. $17.88      U.S. $15.75     U.S. $14.00     U.S. $11.25     U.S. $10.13
                                         ======            ======           ======          ======          ======          ======
Total Investment Return*                  7.77%            18.42%           17.03%          27.12%          12.46%          16.59%
                                         ======            ======           ======          ======          ======          ======

------------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
 End of Period (000's)            U.S. $111,058     U.S. $107,005    U.S. $100,121    U.S. $84,633    U.S. $68,186    U.S. $54,785
Ratio of Net Investment Income
 to Average Net Assets                    1.10%#            0.33%            0.78%           0.95%           0.94%           0.93%
Ratio of Operating Expenses to
 Average Net Assets                       1.33%#            1.37%            1.54%           1.63%           1.74%           1.87%
Portfolio Turnover Rate                      4%                9%              11%             12%             21%             13%

* Based on share price and reinvestment of income distributions.
+ Per share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the year since the use of the undistributed income method did not accord with results of operations.
# Annualized

  See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Notes to Financial Statements (unaudited)
                  -----------------------------------------

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A. SIGNIFICANT ACCOUNTING POLICIES:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:

    The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.75% on the first $100 million and 0.50% of the value of the average weekly net assets of the Fund in excess of $100 million. Prior to April 1, 1998, the monthly fee was 0.75% on the average weekly net assets of the Fund.

    Effective December 8, 1998, the Fund entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (Salomon Brothers Asset Management). The Fund pays Salomon Brothers Asset Management an annual fee of $165,000, payable monthly. Prior to December 8, 1998, the Fund was a party to a U.S. Co-Advisory Agreement dated as of November 28, 1997 (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management. Under the U.S. Co-Advisory Agreement, the Fund paid a monthly fee at an annual rate of 0.20% of the value of its average weekly net assets.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    Effective February 1, 1999, The Chase Manhattan Bank began serving as custodian of the Fund's assets held outside of Ireland. Prior to February 1, 1999, BankBoston served as the Fund's custodian. From February 1, 1999 through April 30, 1999, the Fund paid U.S. $30.00 in custodial fees to Chase Manhattan Bank. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the six months ended April 30, 1999, the Fund paid U.S. $15,072 in custodial fees to Bank of Ireland.

    For the six months ended April 30, 1999, the Fund incurred total brokerage commissions of U.S. $25,705, of which U.S. $5,017 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS' FEES:

    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management or any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Each Director will be reimbursed for travel and out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

    The cost of purchases and proceeds from sales of securities for the six months ended April 30, 1999, excluding U.S. government and short-term investments, aggregated U.S. $3,953,301 and U.S. $8,210,451, respectively.

    At April 30, 1999, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $56,025,823 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $3,795,215.

E. COMMON STOCK:

    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. MARKET CONCENTRATION:

    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

G. PRIVATE PLACEMENT SECURITY:

    The following security listed below is a private placement issue with a limited market available through the issuer:

                       ACQUISITION               VALUE     4/30/99       % OF
       SECURITY            DATE        COST     PER UNIT  FAIR VALUE  NET ASSETS
       --------            ----        ----     --------  ----------  ----------
  HORIZON TECHNOLOGY     11/26/98   $1,021,064   $1.0465   $939,124     0.846%

                                 *  *  *  *

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of Board of Directors and upon such terms as the Directors shall determine.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gain distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attained.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

YEAR 2000

    Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund, its affiliates and other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to successfully address the Year 2000 issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Fund has commenced a review of the Year 2000 issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

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

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                       THE IRISH INVESTMENT FUND, INC.

  ------------------------- DIRECTORS AND OFFICERS -------------------------

  Peter J. Hooper - Chairman of the Board
  William P. Clark - Director
  Gerald F. Colleary - Director
  Denis P. Kelleher - Director
  James M. Walton - Director
  Richard H. Rose - President and Treasurer
  Elizabeth A. Russell - Secretary
  Linda J. Hoard - Assistant Secretary

  --------------------------- INVESTMENT ADVISOR ---------------------------
  Bank of Ireland Asset Management (U.S.) Limited
  20 Horseneck Lane
  Greenwich, Connecticut 06830

  ------------------------------- CONSULTANT -------------------------------
  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------
  First Data Investor Services Group, Inc.
  101 Federal Street
  Boston, Massachusetts 02110

  ------------------------------- CUSTODIANS -------------------------------
  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  The Chase Manhattan Bank
  Global Investor Services
  4 Chase Metrotech Center, 18th Floor
  Brooklyn, New York 11245

  ----------------------- SHAREHOLDER SERVICING AGENT ----------------------
  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------
  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------
  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    101 Federal Street, 6th Floor
    Boston, Massachusetts 02110
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
    1-800-GO-TO-IRL (1-800-468-6475)

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